EXHIBIT 10.9


                      SEPARATION AGREEMENT

     THIS SEPARATION AGREEMENT is made and effective as of the twenty-eighth day of September, 2002, by and between ALAN DARLINGTON ("Darlington") and HEMACARE CORPORATION, a California corporation (the "Company"), with respect to the following facts:

     A. Darlington has been the Executive Chairman of the Company since December 1998 and the Chief Executive Officer of the Company since June 2001.

     B. The parties each desire to terminate any relationship between Darlington and the Company as a consultant, officer, independent contractor or employee (hereinafter, "employment") or as a director, all on the terms and conditions set forth below.

     ACCORDINGLY, in consideration of the foregoing premises, and the representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, Darlington and the Company hereby agree as follows:

     1.   Termination of Employment.

          (a) The employment of Darlington by the Company hereby is terminated effective as of the date hereof.

          (b) Neither Darlington nor the Company shall have any further rights or obligations arising from and after the date hereof under that certain Services Agreement dated as of March 10, 1999, between Darlington and the Company, as the same may have been amended from time to time (the "Services Agreement"); provided, however, that (i) Darlington shall continue to be bound by Section VII of the Services Agreement and
(ii) nothing in this Section 1(b) shall affect any rights or obligations of Darlington or the Company under the Services Agreement accrued as of the date hereof.

          (c) The Company shall pay to Darlington the following amounts in full payment of all amounts payable to Darlington by the Company in connection with Darlington's employment by the Company or service as a director of the Company, less all applicable state and federal withholding taxes:

               (i) $187,000 payable in installments in the amounts and on the dates set forth on Exhibit C;
               and

               (ii) $50,000 payable on September 30, 2004 on the terms set forth in that certain Escrow Agreement attached hereto as Exhibit A which has been executed and delivered by Darlington and the
               Company concurrently with the execution and delivery by them of this Agreement.

     Any  amount payable by the Company to Darlington under  this
Section 1(c) shall be paid by automatic deposit to the account specified by Darlington, if automatic deposit is then available to employees of the Company for such payment, or by the Company's check sent on or before the date due by United States mail in the manner and to the address set forth in Section 10, if automatic payroll deposit is not then available.

          (d) The Company shall deduct from the payments due to Darlington pursuant to Section 1(c), commencing with the payment due on December 13, 2002 and continuing thereafter, such customary deductions (including, but not limited to, state and federal withholding taxes, FICA and SDI) as the Company shall determine to be applicable to any payments made pursuant to this Agreement or the Services Agreement on or after January 1, 2002.

          (e) Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right to offset against the payment due to Darlington pursuant to
Section 1(c)(ii) above any and all payments, damages, claims, demands, fines, penalties, assessments, costs, expenses, obligations and liabilities (including, but not limited to, attorneys fees and costs) (a "loss") incurred by the Company which arise or result from or are related to any claim, demand, action or investigation of any federal, state, local or foreign governmental agency with respect to any act or omission of Darlington, or any employee of the Company at the direction of or with the knowledge of Darlington, during the period from
March 10, 1999 to September 28, 2002. If a judicial or administrative proceeding or process has been initiated which may lead to any such loss, then the payment date of the amount specified in Section 1(c)(ii) shall be extended until such proceeding or process (and all rights of appeal) are concluded. The right granted to the Company in this Section 1(e) shall not be the sole remedy of the Company in the event of any such claim, demand, action or investigation.

          (f) The employee stock purchase rights set forth in those certain Non-Qualified Stock Option Agreements dated as of March 10, 1999 and March 23, 2001 hereby are terminated as of the date hereof.


          (g) The Company hereby sells to Darlington, and Darlington hereby purchases from the Company, for $20,000 (the "Purchase Price"), the right to purchase up to 270,000 shares of the Common Stock of the Company on the terms set forth in those certain Warrants to Purchase Common Shares attached hereto as Exhibits B-1 and B-2 (the "Warrants") which has been executed and delivered to Darlington by the Company concurrently with the execution and delivery by them of this Agreement. The Purchase Price shall be offset against the payments due to Darlington pursuant to Section 1(c)(i) above, in the amounts and on the dates set forth in Exhibit C.

          (h) Darlington hereby acknowledges and agrees that, except as set forth in Sections 1(c) and (g) above, Darlington is not entitled to any additional compensation or benefits (including, but not limited to, wages, salaries, bonuses, health benefits, vacation pay, sick pay, expense reimbursement, severance pay or any other benefit) as a result of, in connection with or related to his employment by the Company or service as a director of the Company, whether pursuant to the Services Agreement or otherwise.

          (i) Darlington hereby generally waives, releases and forever discharges the Company and its officers, directors, attorneys, agents, employees, affiliates and successors from any and all claims, causes of action, damages or costs of any type (a "claim") Darlington may have, prior to the effective date hereof, against the Company or its officers, directors, attorneys, employees, agents, successors or affiliates arising out of or relating to Darlington's employment by the Company or service as a director of the Company, or the termination of Darlington's employment by the Company or service as a director of the Company. This waiver and release includes, but is not limited to, claims, causes of action, damages or costs arising under or in relation to the Services Agreement, the Company's employee handbook and personnel policies, or any oral or written representations or statements made by officers, directors, employees or agents of the Company, or under any state or federal law regulating wages, hours, compensation or employment, or any claim for breach of contract or breach of the implied covenant of good faith and fair dealing, or any claim for wrongful termination, or any discrimination claim on the basis of race, sex, age, religion, marital status, national origin, physical or mental disability, medical condition, or any claim arising under the federal Age Discrimination in Employment Act, the Employee Retirement Income Security Act of 1974, the Equal Pay Act, the Family Medical Act, the California Labor Code, Title VII of the Civil Rights Act or the Fair Employment and Housing Act. The waiver and release set forth in this Section 1(i) applies to claims of which Darlington does not currently have knowledge, and Darlington specifically waives the benefit of the provisions of
Section 1542 of the Civil Code of the State of California which reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          (j) Darlington hereby agrees to return to an executive officer of the Company promptly after the date hereof all property of the Company in the custody or control of Darlington, including, but not limited to, all office equipment, forms, manuals, financial information, reports, memoranda, correspondence, notes, planning information, documents or other material.

          (k) Darlington hereby represents, warrants and acknowledges to the Company that (i) he has not suffered nor aggravated any known on-the-job injuries for which he has not already filed a claim, (ii) the Company has no obligations to him other than as set forth in this Agreement, (iii) this Agreement is the result of a compromise of disputed claims and nothing in this Agreement shall be construed as an admission of liability of any kind by the Company to Darlington, (iv) the Company has no legal or contractual obligation to hire Darlington at any time in the future, (v) other than as stated in this Agreement, no promise or inducement has been offered to Darlington for this Agreement and (vi) the terms of this Agreement are confidential and Darlington and his agents shall not disclose the terms of this Agreement except pursuant to court order.

          (l) Concurrently with the execution and delivery of this Agreement, Darlington will resign as a director of the Company and a member of each committee of the Board of Directors.

          (m) Nothing in this Agreement is intended to limit Darlington's rights to indemnification, if any, under any provision of the Company's Articles of Incorporation or Bylaws, any policy of insurance maintained by the Company for the benefit of its officers and directors or Section 2802 of the California Labor Code, as the same may be amended from time to time.

     2.   Trade Secrets.

          (a) Darlington shall not, without the prior written consent of the Company's Chief Executive Officer in each instance, disclose or use in any way any confidential business or technical information or trade secret of the Company acquired in the course of his employment by the Company or service as a director of the Company, whether or not patentable, copyrightable or otherwise protected by law, and whether or not conceived of or prepared by him (collectively, the "Trade Secrets"), including, without limitation, any confidential information concerning customer lists, products, procedures, operations, investments, financing, costs, employees, purchasing, accounting, marketing, merchandising, sales, salaries, pricing, profits and plans for future development, the identity, requirements, preferences, practices and methods of doing business of specific parties with whom the Company transacts business, and all other information which is related to any product, service or business of the Company, other than information which is generally known in the industry in which the Company transacts business through no action of Darlington or is acquired from public sources or was known to Darlington before January 1, 1997; all of which Trade Secrets are the exclusive and valuable property of the Company.

          (b) For one (1) year after the date of this Agreement (such period not to include any period of violation hereof by Darlington or period which is required for litigation to enforce this paragraph and during which Darlington is in violation hereof), Darlington shall not, directly or indirectly, either for his own benefit or purposes or the benefit or purposes of any other person, employ or offer to employ, call on, solicit, interfere with or attempt to divert or entice away any employee or independent contractor of the company (or any person whose employment or status as an independent contractor has terminated within the twelve (12) months preceding the date of such solicitation) in any capacity if that person possesses or has knowledge of any Trade Secrets of the Company.

          (c) Darlington hereby acknowledges and agrees that it would be difficult to fully compensate the Company for damages resulting from the breach or threatened breach of this Section 2 and, accordingly, that the Company shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages and without the necessity of posting any bond or other undertaking in connection therewith. This provision with respect to injunctive relief shall not, however, diminish the Company's right to claim and recover damages.

     3. Severable Provisions. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

     4. Successors and Assigns. All of the terms, provisions and obligations of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, representatives, successors and assigns. Notwithstanding the foregoing, neither this Agreement nor any rights hereunder shall be assigned, pledged, hypothecated or otherwise transferred by Darlington without the prior written consent of the Company in each instance.

     5. Governing Law. The validity, construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

     6. Attorneys' Fees. In the event any party takes legal action to enforce any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses, including reasonable attorneys' fees and costs, incurred in such action.

     7.     Counterparts.   This  Agreement   may   be   executed
simultaneously in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made by the parties hereto in this Agreement shall survive the date hereof and any investigations, inspections, examinations or audits made by or on behalf of any party.

     9.    Entire  Agreement.   This  Agreement  constitutes  the
entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     10. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given (i) if personally delivered, when so delivered,
(ii) if mailed, one (1) week after having been placed in the United States mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth below or (iii) if given by telex or telecopier, when such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answerback or telephonic confirmation is received. Either party may change the address to which such notices are to be addressed by giving the other party notice in the manner herein set forth.

     11. Headings. Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

     12. Third Parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of this Agreement.

     13. Further Assurances. Each party hereto shall, from time to time at and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other party may reasonably request to carry out the purpose and intent of this Agreement.

     14. Arbitration. Any and all disputes, controversies or claims arising out of or related to this Agreement, including without limitation, fraud in the inducement of this Agreement or the general validity or enforceability of this Agreement, shall be filed in Los Angeles, California and submitted to final and binding arbitration under the auspices and rules of the Judicial Arbitration and Mediation Services, Inc. ("JAMS"), or if it is no longer in existence, under the auspices and rules of the American Arbitration Association ("AAA"). All hearings and conferences shall be conducted within the County of Los Angeles, unless the parties stipulate otherwise. There shall be one arbitrator who shall be a retired superior court or federal judge. The parties agree that they have waived any right to trial by jury. The decision of the arbitrator shall be final and binding and the judgment rendered may be entered in any court having jurisdiction. The prevailing party in any such arbitration proceeding shall be entitled to its costs and reasonable attorneys' fees, costs and expenses. The provisions of California Code of Civil Procedure Sections 1281, et seq. govern this arbitration provision. In the event that both JAMS and the AAA decline to accept and administer arbitration of the dispute, then either party may petition the Superior Court of the State of California for the County of Los Angeles, to appoint a single arbitrator in the following manner: (i) the judge to whom the matter is assigned shall designate three attorneys who are suitable to serve as arbitrators of the dispute; (ii) each party shall have the right to strike one attorney from the list of proposed arbitrators; (iii) the remaining arbitrator shall be appointed by the court as the single arbitrator and (iv) the matter shall be administered by, or under the direction of, the single arbitrator following the "Streamlined Arbitration Rules and Procedures" of JAMS, as such rules and procedures may be in effect at the time of commencement of the arbitration proceeding.

     15. Termination of Prior Agreements. Any provision of any agreement between the parties hereto (including, but not limited to, the Services Agreement), which is inconsistent with the terms of this Agreement, shall be null and void and of no force and effect to the extent inconsistent herewith.

     16. Legal Counsel. DARLINGTON ACKNOWLEDGES THAT THE COMPANY HAS RECOMMENDED THAT HE CONSULT WITH LEGAL COUNSEL BEFORE SIGNING THIS AGREEMENT. DARLINGTON HEREBY ACKNOWLEDGES THAT IN CONNECTION WITH THIS AGREEMENT HE HAS SOUGHT THE ADVICE OF SUCH INDEPENDENT LEGAL COUNSEL AS HE SHALL HAVE DETERMINED TO BE NECESSARY OR ADVISABLE IN HIS SOLE AND ABSOLUTE DISCRETION.

     17. Revocation. Darlington shall have a period of 21 days in which to consider whether to enter into this Agreement. Darlington does not have to use the entire 21 day period before signing this Agreement. If Darlington does enter into this Agreement, he may revoke the Agreement within seven days after the execution of the Agreement. This Agreement is not effective or enforceable until after this seven day period has passed.

     18. Construction. This Agreement was reviewed by legal counsel for each party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be
construed  as  if it were drafted jointly by the  parties.   Each
party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first set forth above.



                              HEMACARE CORPORATION


                              By: /s/ Judi Irving
                                 -------------------------
                                  21101 Oxnard Street
                                  Woodland Hills California 91367
                                  Telecopy:  (818) 251-5300
                                  Attention:  President




                              /s/ Alan Darlington
                              ___________________________________
                              ALAN DARLINGTON
                              691 Valley Vista
                              Camarillo, California 93010
                              Telecopy:  (805) 738-0464

                            EXHIBIT A


                        ESCROW AGREEMENT

          THIS ESCROW AGREEMENT is made and effective as of the twenty-eighth day of September, 2002, by and among HEMACARE CORPORATION, a California corporation (the "Company"), ALAN DARLINGTON ("Darlington") and ___________________, a __________________ corporation (the "Escrow Agent"), with respect to the following facts:

          This Escrow Agreement is made and entered into among the Company, Darlington and the Escrow Agent pursuant to Section 1(c)(ii) of that certain Separation Agreement between the Company and Darlington of even date herewith (the "Separation Agreement").

          ACCORDINGLY, subject to the terms and conditions of this Agreement, and on the basis of the premises, covenants and undertakings contained herein, the parties hereto agree as follows:

     1.   ESCROW FUND

          1.1  Delivery of Escrow Fund.

               (a)   The  Company hereby delivers to  the  Escrow
     Agent, and authorizes and directs the Escrow Agent to hold pursuant to the terms and conditions of this Agreement, $50,000 (the "Escrow Fund").

               (b)   The Escrow Fund shall be held by the  Escrow
     Agent  as  partial  security  for  the  performance  of  the
     obligations  of  Darlington  under  Section  1(e)   of   the
     Separation Agreement.

          1.2 Investment of Cash. The Escrow Fund shall be invested and reinvested by the Escrow Agent in accordance with the written instructions of Darlington, subject to the following limitations:

               (a) Such funds shall be invested and reinvested solely

                    (1)  at the risk of Darlington;

                    (2)   in the name of the Escrow Agent or  its
          nominee  and  in  such  amounts  as  Darlington   shall
          designate; and

                    (3)  in any of the following:

                    (i) (A) any direct general obligations of the United States of America (including obligations issued or held in book entry form on the books of the Department of the Treasury of the United States of America), the payment and principal on which are unconditionally and fully guaranteed by the United States of America, and (B) obligations of any agency, department or instrumentality of the United States of America the timely payment of principal of and interest on which are fully guaranteed by the United States of America (collectively, "Federal Securities");

                    (ii)  notes or debentures of the Federal Home
          Loan Bank Board, obligations of the Government National
          Mortgage  Association, or the Federal National Mortgage
          Association;

                    (iii) deposit accounts, time certificates of deposit or negotiable certificates of deposit issued by a state or national chartered bank or trust company, or a state or national savings and loan association, provided that, (A) in the case of a savings and loan association, the unsecured obligations of such savings and loan association shall be rated "A" or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc. (each, a "Rating Agency"), and
          (B) in the case of a bank, such deposits shall be fully insured by the Federal Deposit Insurance Corporation, or the unsecured obligations of such bank (or the unsecured obligations of the parent bank holding company of which such bank is the lead bank) shall be rated "A" or better by either Rating Agency;

                    (iv) banker's acceptances which are issued by a bank or trust company organized under the laws of any state of the United States or any national banking association; provided, that such banker's acceptances may not exceed 270 days' maturity;

                    (v)   commercial paper of "prime" quality  of
          the highest ranking or of the highest letter and numerical rating as provided by either Rating Agency;

                    (vi) notes, warrants or other evidence of indebtedness of any of the states of the United States or of any political subdivision or public agency thereof which are rated in the highest short-term or one of the two highest long-term categories by either Rating Agency;

                    (vii) money market funds or mutual funds the policy of which is to invest solely in Federal Securities or in obligations which are fully guaranteed or collateralized by Federal Securities, or money market funds or mutual funds which are rated in the highest rating category by either Rating Agency;

                    (viii) any investment agreement with (A) any bank or trust company organized under the laws of any state of the United States or any national banking association or government bond dealer reporting to, trading with and recognized as a primary dealer by, the Federal Reserve Bank of New York, whose long term unsecured debt is rated "A" or better by either Rating Agency, or (B) any corporation that is organized and operating within the United States of America whose long term unsecured debt is rated "A" or better by either Rating Agency, and that has total assets in excess of $250,000,000; or

                    (ix)   such  other  instruments  as  may   be
          specifically approved in writing by both Darlington and the Company.

               (b) If Darlington does not provide the Escrow Agent with written instructions directing the investment or reinvestment of any of the Escrow Fund, the Escrow Agent shall automatically and forthwith invest such funds in accordance with Section 1.3(a)(3)(i) until the Escrow Agent has received appropriate written instructions from Sands.

               (c) The Escrow Agent shall be entitled to sell or redeem any such investment as necessary to make any distributions required under this Agreement (provided that such distributions satisfy all the conditions required to be satisfied prior to the making of such distributions) and shall not be liable or responsible for any loss resulting from any such sale or redemption; provided that, in the event the Escrow Agent intends to sell or redeem any such investment, the Escrow Agent shall notify Darlington and the Company at least three (3) business days prior to taking any action to cause such sale or redemption).

               (d) Income, if any, resulting from the investment of Escrow Fund shall be retained by the Escrow Agent and shall be considered, for all purposes of this Agreement, to be part of the Escrow Fund.

          1.3 Notice of Claims. The Company shall give written notice (a "Demand Notice") to Darlington and the Escrow Agent of any claim against Darlington under Section 1(e) of the Separation Agreement. The Demand Notice shall include a summary description of the factual bases for the claim and an estimate of the amount of the claim. Darlington shall have the right to contest any claim described in a Demand Notice by giving written notice (a "Dispute Notice") to the Company and the Escrow Agent within thirty (30) calendar days of the Demand Notice. In the event Darlington does not give a Dispute Notice within such thirty (30) day period, the description of the claim contained in the Demand Notice (including, but not limited to, the factual and legal bases therefor and the estimate of the amount of the claim) shall be deemed conclusively to be true and complete; provided, however, that the Company shall be entitled thereafter to submit additional Demand Notices pursuant to this Section 1.3 with respect to the same claims as were described in such initial Demand Notice and Darlington shall have the right to contest any such additional demand Notice, all as set forth above.

          1.4  Distribution of Escrow Fund.

               (a)    The   Escrow  Agent  shall  distribute   to
     Darlington the Escrow Fund on October 31, 2004 (the "Distribution Date"). Notwithstanding the foregoing, any portion of the Escrow Fund to be distributed to Darlington on the Distribution Date shall be reduced by (i) that portion of the Escrow Fund which previously had been distributed pursuant hereto to the Company, and (ii) that portion of the Escrow Fund equal to the aggregate claims set forth in any unresolved Demand Notice. Upon the later to occur of the Distribution Date and the resolution of all claims set forth in all Demand Notices delivered hereunder on or prior to the Distribution Date, the Escrow Agent shall distribute to Darlington the Escrow Fund as the same has been reduced by any amounts previously distributed pursuant hereto to the Company.

               (b) In the event Darlington shall fail to timely deliver a Dispute Notice with respect to any claim set forth in a Demand Notice, or such claim is resolved by the agreement of the parties or by arbitration as set forth in
     Section 2.12, the Escrow Agent, promptly after the last day on which such Dispute Notice could have been timely given or after receipt by the Escrow Agent of a written notice of such agreement signed by the Company and Darlington or of such arbitration decision, shall deliver to the Company, on the one hand, or to Darlington, on the other hand, that portion of the Escrow Fund equal to the value of the claim as set forth in the Demand Notice, if a Dispute Notice with respect thereto was not timely delivered, or as determined by the agreement of the parties or the arbitration, as the case may be.

               (c) In the event a claim set forth in a Demand Notice is finally determined by a decision from which no appeal may be taken, the Escrow Agent shall distribute to the Company, on the one hand, or to Darlington, on the other hand, that portion of the Escrow Fund equal to the value of the claim as so finally determined.

          1.5  Duties of the Escrow Agent.

               (a) Notwithstanding anything herein to the contrary, the Escrow Agent shall retain and promptly dispose of all or any part of the Escrow Fund in accordance with this Agreement. The reasonable fees and expenses of the Escrow Agent in connection with its execution and performance of this Agreement as set forth on Schedule 1 hereto shall be borne by Darlington and shall be due and payable upon the signing of this Agreement and on the first day of each subsequent year during which this Agreement remains in effect. The Escrow Agent shall not be liable for any act or omission to act under this Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Fund, except for its own gross negligence or willful misconduct. The Company and Darlington, jointly and severally, shall indemnify and hold harmless the Escrow Agent from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including, but not limited to, reasonable attorneys' fees and costs)(the "Damages") claimed against or incurred by the Escrow Agent arising out of or related, directly or indirectly, to this Agreement, except acts of gross negligence or willful misconduct. The Escrow Agent may decline to act and shall not be liable for failure to act if in doubt as to its duties under this Agreement. The Escrow Agent may act upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instruction hereunder, reasonably believed by it to be authorized, has been duly authorized to do so. The Escrow Agent's duties shall be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement, other than the Separation Agreement. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to refrain from taking any action other than to keep safely the Escrow Fund until it shall (i) receive written instructions signed by the Company and Darlington or (ii) is directed otherwise by a court of competent jurisdiction.

               (b) The Escrow Agent may act in reliance upon any instructions signed with a signature believed by it to be genuine, and may assume that any person who has been designated by the Company or Darlington to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof, has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.

               (c) The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the Company and Darlington, at the addresses set forth herein or at such other address as such parties shall provide, at least thirty (30) days prior to the date specified for such resignation to take effect. In such event, the Company and Darlington shall appoint a successor escrow agent within said thirty (30) days. If a successor escrow agent is not designated within such period, the Escrow Agent may appoint a successor escrow agent; provided, however, that such successor escrow agent shall be acceptable to the Company and Darlington and shall agree to abide by the terms and conditions of this Agreement. Upon the effective date of such resignation, the Escrow Fund shall be delivered by it to such successor escrow agent. In the event the Escrow Agent does not appoint a successor escrow agent within thirty (30) days, the Escrow Fund shall be delivered to and deposited with a court of competent jurisdiction to act as successor escrow agent. Upon the delivery of the Escrow Fund pursuant to this Section 1.5(c) to a successor escrow agent, the Escrow Agent shall be relieved of all further liability hereunder.

               (d) In the event that the Escrow Agent should at any time be confronted with inconsistent or conflicting claims or demands by the parties hereto, the Escrow Agent shall have the right to interplead said parties in any court of competent jurisdiction and request that such court determine the respective rights of such parties with respect to this Agreement and, upon doing so, the Escrow Agent shall be released from any obligations or liability to either party as a consequence of any such claims or demands.

               (e) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement hereto.

     2.   MISCELLANEOUS

          2.1    Notices.   Any  notice  or  other  communication
required or permitted hereunder shall be in writing in the English language and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, five (5) business days after being placed in the United States mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof, or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

          2.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

          2.3 Headings. Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

          2.4    Successors  and  Assigns.   All  of  the  terms,
provisions and obligations of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, representatives, successors and assigns.

          2.5 Governing Law. The validity, construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

          2.6   Counterparts.   This Agreement  may  be  executed
simultaneously in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          2.7 Third Parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

          2.8 Attorney's Fees. In the event any party takes legal action to enforce any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, attorneys' fees and costs) incurred in such action.

          2.9 Further Assurances. Each party hereto shall, from time to time at and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

          2.10 Injunctive Relief. Each of the parties hereto acknowledges and agrees that it would be difficult to fully compensate the other parties for damages resulting from the breach or threatened breach of any provision of this Agreement and, accordingly, that each party shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of any party to any other relief or to claim and recover damages.

          2.11 Consent To Jurisdiction. Subject to Section 2.12, each party hereto, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that a judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding by mailing a copy thereof by United States mail, registered or certified, postage prepaid, return receipt requested, addressed to the party to whom it is directed at the address set forth on the signature pages hereof. Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

          2.12 Arbitration. Any and all disputes, controversies or claims arising out of or related to this Agreement, including without limitation, fraud in the inducement of this Agreement or the general validity or enforceability of this Agreement, shall be filed in Los Angeles, California and submitted to final and binding arbitration under the auspices and rules of the Judicial Arbitration and Mediation Services, Inc. ("JAMS"), or if it is no longer in existence, under the auspices and rules of the American Arbitration Association ("AAA"). All hearings and conferences shall be conducted within the County of Los Angeles, unless the parties stipulate otherwise. There shall be one arbitrator who shall be a retired superior court or federal judge. The parties agree that they have waived any right to trial by jury. The decision of the arbitrator shall be final and binding and the judgment rendered may be entered in any court having jurisdiction. The prevailing party in any such arbitration proceeding shall be entitled to its costs and reasonable attorneys' fees, costs and expenses. The provisions of California Code of Civil Procedure Sections 1281, et seq. govern this arbitration provision. In the event that both JAMS and the AAA decline to accept and administer arbitration of the dispute, then either party may petition the Superior Court of the State of California for the County of Los Angeles, to appoint a single arbitrator in the following manner: (i) the judge to whom the matter is assigned shall designate three attorneys who are suitable to serve as arbitrators of the dispute; (ii) each party shall have the right to strike one attorney from the list of proposed arbitrators; (iii) the remaining arbitrator shall be appointed by the court as the single arbitrator and (iv) the matter shall be administered by, or under the direction of, the single arbitrator following the "Streamlined Arbitration Rules and Procedures" of JAMS, as such rules and procedures may be in effect at the time of commencement of the arbitration proceeding. This Section 2.12 shall not limit the right of any party to seek injunctive relief in the courts of the State of California or the United States of America.

          2.13  Construction.   This Agreement  was  reviewed  by
legal counsel for each party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first set forth above.


                 Company:         HEMACARE CORPORATION



                              By  ______________________________
                                   Authorized Representative
                                   21101 Oxnard Street
                                   Woodland Hills, California
                              91367
                                   Telecopier: (818) 251-5300


                 Darlington:     __________________________________
                                   ALAN DARLINGTON
                                   691 Valley Vista
                                   Camarillo, California  93010
                                   Telecopier:    (805) 738-0464


                 Escrow Agent:    By
                                   _______________________________
                                  Authorized Representative
                                   ____________________________
                                   ____________________________
                                   ____________________________
                                   Telecopier:

                                EXHIBIT B-1



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (ii) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN OBTAINED STATING THAT NO SUCH REGISTRATION OR QUALIFICATION IS REQUIRED.

              WARRANT TO PURCHASE COMMON SHARES OF
                      HEMACARE CORPORATION

          For good and valuable consideration, the receipt of which is hereby acknowledged, Hemacare Corporation, a California corporation (the "Company"), hereby grants to Alan Darlington ("Darlington"), an irrevocable warrant (the "Warrant") to purchase up to 250,000 fully paid and nonassessable common shares of the Company (the "Shares"), adjusted as set forth below, at the Warrant Price, as defined below, at any time beginning on the date hereof and ending on September 28, 2006, all subject to the provisions, terms and conditions set forth below.

     1. Exercise; Issuance of Certificates; Payment for Shares. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional Share), and on one or more occasions, by written notice to the Company at its principal office at 21101 Oxnard Street, Woodland Hills, California 91367 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) at any time within the period above named and by payment to the Company by cashier's check or wire transfer of the Warrant Price for the number of Shares designated by the holder (but not more than the number of Shares for which this Warrant then remains unexercised). The Company agrees that the Shares so purchased will be deemed to have been issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which such notice is received and payment made as aforesaid. Certificates for the Shares so purchased will be delivered to the holder hereof within a reasonable time, not exceeding fifteen (15) business days, after this Warrant has been exercised, and, unless this Warrant has expired, it will continue in effect with respect to the number of Shares, if any, as to which it has not then been exercised.

     2.    Shares  to be Fully Paid; Reservation of Shares.   The
Company covenants and agrees as follows:

          2.1 All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          2.2 During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance or transfer upon exercise of this Warrant a sufficient number of Shares to provide for the exercise of this Warrant.

          2.3 The Company will take all actions necessary to assure that the Shares issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which the shares of the Company may be listed.

          2.4 The Company will not take any action that would result in an adjustment of the Warrant Price if the total number of Shares issuable after such action upon exercise of this Warrant, together with all Shares then outstanding and all Shares then issuable upon exercise of all rights, options or warrants (other than this Warrant) and upon conversion of all securities convertible into or exchangeable for shares of common stock of the Company, would exceed the total number of Shares then authorized by the Company's Articles of Incorporation.

     3.   Warrant Price.

          3.1 Initial Warrant Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Warrant Price will be $0.60 per Share, and will be adjusted from time to time as provided below. The Initial Warrant Price or, if such price has been adjusted, the price per Share as last adjusted pursuant to the terms hereof is referred to as the "Warrant Price" herein. Upon each adjustment of the Warrant Price, the holder of this Warrant will thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of Shares obtained by multiplying the Warrant Price in effect immediately  before  such  adjustment by  the  number  of  Shares purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Warrant Price resulting from such adjustment.

          3.2 Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Warrant Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          3.3 Reclassification. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted.


          3.4 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period.

          3.5 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the Shares of the Company, or any consolidation or merger of the Company with another corporation or entity, or the sale of all or substantially all of the Company's assets to another corporation will be effected in such a way that holders of Shares will be entitled to receive Shares, securities or assets with respect to or in exchange for Shares, then, upon exercise of this Warrant, the holder will thereafter have the right to receive such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Shares of the Company, the Company will not effect any consolidation, merger or sale with the Person, as defined below, making such offer or with any Affiliate, as defined below, of such Person, unless, before the consummation of such consolidation, merger or sale, the holder of this Warrant is given at least ten (10) business days notice prior to the scheduled closing date (the "Closing Date") of such transaction (which notice shall specify the material terms of such transaction and the proposed Closing Date). In the event the holder elects to exercise this Warrant or any portion thereof following such notice and such consolidation, merger or sale is not consummated within ten (10) days of the proposed Closing Date (or any subsequent proposed Closing Date), then the Holder may rescind its exercise of this Warrant by providing written notice thereof to the Company, the Company shall take all actions consistent therewith (including without limitation the immediate return of the Warrant Price paid with respect to such rescinded exercise) and this Warrant shall continue in full force and effect. As used in this paragraph, the term "Person" includes an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of a Person means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person will be deemed to control a corporation or other business entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.


          3.6 Notice of Adjustment. Upon any adjustment of the Warrant Price, the Company will give written notice thereof, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice will state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.7  Other Notices.  If at any time:

               3.7.1 The Company declares a cash dividend on its Shares payable at a rate in excess of the rate of the last cash dividend theretofore paid;

               3.7.2      The Company declares a dividend on  its
Shares payable in Shares or pays a special dividend or other distribution (other than regular cash dividends) to the holders of its Shares;

               3.7.3 The shareholders of the Company approve any capital reorganization from or reclassification of the Shares of the Company, or any consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

               3.7.4      There  is  a voluntary  or  involuntary
dissolution, liquidation or winding up of the Company;

               Then the Company will give, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company,
(i) at least twenty (20) days' prior written notice of the date on which the books of the Company will close or a record will be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same will take place. Any notice required by clause (i) will also specify, in the case of any such dividend or distribution, the date on which the holders of Shares will be entitled thereto, and any notice required by
(ii) will also specify the anticipated date on which the holders of Shares will be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     4. Listing. If any Shares required to be reserved for the purpose of issue upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the filing of a Registration Statement under the Securities Act of 1933, as then in effect (the "Securities Act"), or any similar federal or state law then in effect), or listing on any securities exchange, before such Shares may be issued upon such exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such Shares to be duly registered or approved or listed on the relevant securities exchange, as the case may be.

     5. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     6. Definition of Shares. As used in this Warrant the term "Shares" includes the Company's authorized common stock as constituted on the date hereof and also includes any shares of any class of stock or other equity securities of the Company thereafter authorized which will not be limited in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that, except as provided in paragraph 3.5, the Shares purchasable pursuant to this Warrant will include only Shares designated as "common shares" of the Company or, in the case of any reclassification of the outstanding Shares, the Shares, securities or assets provided for in paragraph 3.5.

     7. No Voting Rights. Neither Darlington nor any other person legally entitled to exercise this Warrant shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable upon any exercise of this Warrant unless and until a certificate or certificates representing such Shares shall have been actually issued and delivered. No Shares shall be issued and delivered upon the exercise of this Warrant unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of an exemption therefrom), all applicable listing requirements of a national securities exchange on which shares of the same class are listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

     8. Warrant Not Transferable. This Warrant and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer or otherwise dispose of this Warrant or any other right or privileges granted hereby contrary to the provisions hereof, this Warrant and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

     9. Descriptive Headings and Governing Law. The descriptive headings of the several Articles and paragraphs of this Warrant are inserted for convenience only and do not
constitute  a  part  of  this Warrant.   This  Warrant  is  being
delivered and is intended to be performed in the State of California and will be construed and enforced in accordance with, and the rights of the parties will be governed by, the law of such State.

     10. Tax Withholding. The Company shall have the right to require Darlington or any other person legally entitled to exercise this Warrant to pay the Company any federal, state, or local taxes of any kind required by law to be withheld with respect to the exercise of this Warrant or the sale of the Shares issued hereunder or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.



     11.   Legend.   All certificates representing  Shares  shall
bear the following legend:

THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (ii) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN OBTAINED STATING THAT NO SUCH REGISTRATION OR QUALIFICATION IS REQUIRED.

     IN  WITNESS WHEREOF, the Company has caused this Warrant  to be  signed  and attested by its duly authorized officers,  as  of
______________________.


                              HEMACARE CORPORATION



                              By:
                                 ------------------------
                                Authorized Representative

               EXHIBIT B-2



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (ii) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN OBTAINED STATING THAT NO SUCH REGISTRATION OR QUALIFICATION IS REQUIRED.

              WARRANT TO PURCHASE COMMON SHARES OF
                      HEMACARE CORPORATION

          For good and valuable consideration, the receipt of which is hereby acknowledged, Hemacare Corporation, a California corporation (the "Company"), hereby grants to Alan Darlington ("Darlington"), an irrevocable warrant (the "Warrant") to purchase up to 20,000 fully paid and nonassessable common shares of the Company (the "Shares"), adjusted as set forth below, at the Warrant Price, as defined below, at any time beginning on the date hereof and ending on September 28, 2006, all subject to the provisions, terms and conditions set forth below.

     1. Exercise; Issuance of Certificates; Payment for Shares. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional Share), and on one or more occasions, by written notice to the Company at its principal office at 21101 Oxnard Street, Woodland Hills, California 91367 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) at any time within the period above named and by payment to the Company by cashier's check or wire transfer of the Warrant Price for the number of Shares designated by the holder (but not more than the number of Shares for which this Warrant then remains unexercised). The Company agrees that the Shares so purchased will be deemed to have been issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which such notice is received and payment made as aforesaid. Certificates for the Shares so purchased will be delivered to the holder hereof within a reasonable time, not exceeding fifteen (15) business days, after this Warrant has been exercised, and, unless this Warrant has expired, it will continue in effect with respect to the number of Shares, if any, as to which it has not then been exercised.

     2.    Shares  to be Fully Paid; Reservation of Shares.   The
Company covenants and agrees as follows:

          2.1 All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

          2.2 During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance or transfer upon exercise of this Warrant a sufficient number of Shares to provide for the exercise of this Warrant.

          2.3 The Company will take all actions necessary to assure that the Shares issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which the shares of the Company may be listed.

          2.4 The Company will not take any action that would result in an adjustment of the Warrant Price if the total number of Shares issuable after such action upon exercise of this Warrant, together with all Shares then outstanding and all Shares then issuable upon exercise of all rights, options or warrants (other than this Warrant) and upon conversion of all securities convertible into or exchangeable for shares of common stock of the Company, would exceed the total number of Shares then authorized by the Company's Articles of Incorporation.

     3.   Warrant Price.

          3.1 Initial Warrant Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Warrant Price will be $1.20 per Share, and will be adjusted from time to time as provided below. The Initial Warrant Price or, if such price has been adjusted, the price per Share as last adjusted pursuant to the terms hereof is referred to as the "Warrant Price" herein. Upon each adjustment of the Warrant Price, the holder of this Warrant will thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of Shares obtained by multiplying the Warrant Price in effect immediately  before  such  adjustment by  the  number  of  Shares purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Warrant Price resulting from such adjustment.

          3.2 Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Warrant Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          3.3 Reclassification. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted.



          3.4 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period.

          3.5 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the Shares of the Company, or any consolidation or merger of the Company with another corporation or entity, or the sale of all or substantially all of the Company's assets to another corporation will be effected in such a way that holders of Shares will be entitled to receive Shares, securities or assets with respect to or in exchange for Shares, then, upon exercise of this Warrant, the holder will thereafter have the right to receive such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Shares of the Company, the Company will not effect any consolidation, merger or sale with the Person, as defined below, making such offer or with any Affiliate, as defined below, of such Person, unless, before the consummation of such consolidation, merger or sale, the holder of this Warrant is given at least ten (10) business days notice prior to the scheduled closing date (the "Closing Date") of such transaction (which notice shall specify the material terms of such transaction and the proposed Closing Date). In the event the holder elects to exercise this Warrant or any portion thereof following such notice and such consolidation, merger or sale is not consummated within ten (10) days of the proposed Closing Date (or any subsequent proposed Closing Date), then the Holder may rescind its exercise of this Warrant by providing written notice thereof to the Company, the Company shall take all actions consistent therewith (including without limitation the immediate return of the Warrant Price paid with respect to such rescinded exercise) and this Warrant shall continue in full force and effect. As used in this paragraph, the term "Person" includes an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of a Person means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person will be deemed to control a corporation or other business entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.



          3.6 Notice of Adjustment. Upon any adjustment of the Warrant Price, the Company will give written notice thereof, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice will state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.7  Other Notices.  If at any time:

               3.7.1 The Company declares a cash dividend on its Shares payable at a rate in excess of the rate of the last cash dividend theretofore paid;

               3.7.2      The Company declares a dividend on  its
Shares payable in Shares or pays a special dividend or other distribution (other than regular cash dividends) to the holders of its Shares;

               3.7.3 The shareholders of the Company approve any capital reorganization from or reclassification of the Shares of the Company, or any consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

               3.7.4      There  is  a voluntary  or  involuntary
dissolution, liquidation or winding up of the Company;

               Then the Company will give, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company,
(i) at least twenty (20) days' prior written notice of the date on which the books of the Company will close or a record will be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same will take place. Any notice required by clause (i) will also specify, in the case of any such dividend or distribution, the date on which the holders of Shares will be entitled thereto, and any notice required by
(ii) will also specify the anticipated date on which the holders of Shares will be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     4. Listing. If any Shares required to be reserved for the purpose of issue upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the filing of a Registration Statement under the Securities Act of 1933, as then in effect (the "Securities Act"), or any similar federal or state law then in effect), or listing on any securities exchange, before such Shares may be issued upon such exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such Shares to be duly registered or approved or listed on the relevant securities exchange, as the case may be.

     5. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     6. Definition of Shares. As used in this Warrant the term "Shares" includes the Company's authorized common stock as constituted on the date hereof and also includes any shares of any class of stock or other equity securities of the Company thereafter authorized which will not be limited in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that, except as provided in paragraph 3.5, the Shares purchasable pursuant to this Warrant will include only Shares designated as "common shares" of the Company or, in the case of any reclassification of the outstanding Shares, the Shares, securities or assets provided for in paragraph 3.5.

     7. No Voting Rights. Neither Darlington nor any other person legally entitled to exercise this Warrant shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable upon any exercise of this Warrant unless and until a certificate or certificates representing such Shares shall have been actually issued and delivered. No Shares shall be issued and delivered upon the exercise of this Warrant unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of an exemption therefrom), all applicable listing requirements of a national securities exchange on which shares of the same class are listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

     8. Warrant Not Transferable. This Warrant and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Upon any attempt to so transfer or otherwise dispose of this Warrant or any other right or privileges granted hereby contrary to the provisions hereof, this Warrant and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

     9. Descriptive Headings and Governing Law. The descriptive headings of the several Articles and paragraphs of this Warrant are inserted for convenience only and do not
constitute  a  part  of  this Warrant.   This  Warrant  is  being
delivered and is intended to be performed in the State of California and will be construed and enforced in accordance with, and the rights of the parties will be governed by, the law of such State.

     10. Tax Withholding. The Company shall have the right to require Darlington or any other person legally entitled to exercise this Warrant to pay the Company any federal, state, or local taxes of any kind required by law to be withheld with respect to the exercise of this Warrant or the sale of the Shares issued hereunder or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.


     11.   Legend.   All certificates representing  Shares  shall
bear the following legend:

THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (ii) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN OBTAINED STATING THAT NO SUCH REGISTRATION OR QUALIFICATION IS REQUIRED.

     IN  WITNESS WHEREOF, the Company has caused this Warrant  to be  signed  and attested by its duly authorized officers,  as  of
________________.

                              HEMACARE CORPORATION



                              By:
                                 -----------------------------
                                Authorized Representative